SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 April 8, 2004
                Date of Report (Date of earliest event reported)

                            PAYLESS SHOESOURCE, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

         1-14770                                          43-1813160
(Commission File Number)                      (IRS Employer Identification No.)

                          3231 Southeast Sixth Avenue
                           Topeka, Kansas 66607-2207
               (Address of Principal Executive Office) (Zip Code)

                                 (785) 233-5171
              (Registrant's Telephone Number, Including Area Code)


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Item 5  Other Events and Regulation FD Disclosure and
Item 9  Regulation FD Disclosure

     On April 8, 2004, Payless ShoeSource, Inc., a Delaware corporation, issued a press release announcing its sales for the fiscal month of March, which ended April 1, 2004. The full text of the press release is attached hereto as Exhibit
99.1 and incorporated by reference herein.

Exhibits:

     99.1 Press Release, dated April 8, 2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  PAYLESS SHOESOURCE, INC.

Date: April 8, 2004                              By: /s/ Ullrich E. Porzig
                                                 -------------------------
                                                    Ullrich E. Porzig
                                                    Senior Vice President,
                                                    Chief Financial Officer and
                                                    Treasurer


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                                 EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------
99.1              Press Release, dated April 8, 2004.